SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 1, 2003
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                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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       Alabama                       1-3164                63-0004250
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 (State or other jurisdiction   (Commission File  (IRS Employer Identification
       of incorporation)           Number)                  No.)


                600 North 18th Street, Birmingham, Alabama           35291
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               (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code        (205) 257-1000
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.         Other Events.
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                On May 1, 2003, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of its Series X 3.125% Senior Notes due May 1, 2008 (the "Series X Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Nos. 333-100721, 333-100721-01 333-100721-02 and 333-100721-03) of the Company.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c) Exhibits.

            1.1 Underwriting Agreement, dated May 1, 2003 relating to the Series X Senior Notes among the Company and Barclays Capital Inc., Goldman, Sachs & Co., Jackson Securities, LLC and KBC Financial Products USA Inc. as the Underwriters.

            4.2         Twenty-Fourth Supplemental Indenture to Senior
                        Note Indenture dated as of May 7, 2003, providing for the issuance of the Series X Senior Notes.

            4.7         Form of Series X Senior Note (included in Exhibit
                        4.2 above).

            5.1 Opinion of Balch & Bingham LLP relating to the Series X Senior Notes.

           12.1         Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 7, 2003                      ALABAMA POWER COMPANY



                                           By /s/Wayne Boston
                                              Wayne Boston
                                            Assistant Secretary